UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 5, 2012, Plains Exploration & Production Company (“PXP”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Freeport-McMoRan Copper & Gold Inc. (“FCX”) and IMONC LLC, a wholly owned subsidiary of FCX (“Merger Sub”), pursuant to which FCX will acquire PXP for approximately $6.9 billion in cash and stock.

The Merger Agreement provides that PXP will merge with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving company and a wholly owned subsidiary of FCX. Subject to the terms and conditions of the Merger Agreement, PXP stockholders have the right to receive, for each share of PXP common stock they own, 0.6531 shares of FCX common stock and $25.00 in cash, equivalent to total consideration of $50.00 per PXP share, based on the closing price of FCX stock on December 4, 2012. PXP stockholders may elect to receive cash or stock consideration, subject to proration in the event of oversubscription, with the value of the cash and stock per-share consideration to be equalized at closing.

Pursuant to the terms of the Merger Agreement, each restricted share of PXP common stock outstanding and each stock-settled PXP restricted stock unit outstanding and granted or contractually promised as of the date of the Merger Agreement (the “RSUs”) (except for certain RSUs held by each of PXP’s named executive officers identified below) will become fully vested and be converted into the right to receive, at the election of the holder, the cash consideration or the stock consideration, subject to proration as described above. Certain stock-settled RSUs held by each of PXP’s named executive officers as of the date of the Merger Agreement will become fully vested and will be converted into the right to receive cash consideration or stock consideration, subject to the terms and conditions set forth in certain letter agreements among each such named executive officer, FCX and PXP, which are described in further detail below. Each cash-settled RSU will become fully vested and be converted into the right to receive the cash consideration. Each stock appreciation right relating to shares of PXP common stock outstanding and unexercised will become fully vested and be converted into a stock appreciation right relating to shares of FCX common stock as described in the Merger Agreement. Each compensatory equity award granted or issued by PXP after the date of the Merger Agreement and prior to the effective time of the Merger will be converted into the same type of award covering shares of FCX common stock as described in the Merger Agreement.

The board of directors of PXP has unanimously approved and adopted the Merger Agreement and has agreed to recommend that PXP’s stockholders approve and adopt the Merger Agreement, subject to certain exceptions set forth in the Merger Agreement. PXP has also agreed not to directly or indirectly solicit competing acquisition proposals or, subject to certain exceptions with respect to unsolicited proposals, to enter into discussions concerning, or provide confidential information in connection with, any alternative business combinations. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, PXP may be required to reimburse FCX for its expenses in an amount of up to $69 million and/or pay FCX a termination fee in an amount equal to $207 million (less any expenses reimbursed by PXP).

Completion of the Merger is subject to certain customary conditions, including approval by PXP stockholders and receipt of required regulatory approvals. The Merger is expected to close in the second quarter of 2013.

On December 5, 2012, PXP and FCX also entered into a Voting and Support Agreement (the “Support Agreement”) with respect to the Agreement and Plan of Merger, dated as of December 5, 2012 (the “MMR Merger Agreement), among McMoRan Exploration Co. (“MMR”), FCX and INAVN Corp., a wholly owned subsidiary of FCX (“MMR Merger Sub”), pursuant to which MMR Merger Sub will be merged with and into MMR (the “MMR Merger”), with MMR continuing as the surviving company and a wholly owned subsidiary of FCX. The Support Agreement generally requires that PXP, in its capacity as a stockholder of MMR, vote all of its shares of MMR common stock in favor of the MMR Merger and against alternative transactions and generally prohibits PXP from transferring its shares of MMR common stock prior to the consummation of the MMR Merger. The Support Agreement will terminate upon the earlier of (i) the Expiration Date (defined as the earlier of (A) the consummation of the MMR Merger and (B) the termination of the MMR Merger Agreement) and (ii) any breach by FCX of its obligation under the Merger Agreement not to change the merger consideration in the MMR Merger Agreement, amend the covenant relating to standstill waivers in the MMR Merger Agreement or otherwise materially amend any material provision of the MMR Merger Agreement, or terminate the MMR Merger Agreement, without the prior written consent of PXP.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein. The foregoing description of the Support Agreement and the transactions contemplated by the Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Support Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

The Merger Agreement, the Support Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and the Support Agreement. They are not intended to provide any other factual information about PXP, FCX or their respective subsidiaries or affiliates or equity holders. The representations, warranties and covenants contained in the Merger Agreement and the Support Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Merger Agreement or the Support Agreement, as applicable; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of PXP, FCX, Merger Sub or any of their respective subsidiaries, affiliates, businesses, or equity holders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by PXP or FCX. Accordingly, investors should read the representations and warranties in the Merger Agreement or the Support Agreement not in isolation but only in conjunction with the other information about PXP or FCX and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission (the “SEC”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2012, each of PXP’s named executive officers, including James C. Flores (Chairman of the Board, President and Chief Executive Officer), Doss R. Bourgeois (Executive Vice President, Exploration & Production), Winston M. Talbert (Executive Vice President and Chief Financial Officer) and John F. Wombwell (Executive Vice President, General Counsel and Secretary) (collectively, the “NEOs”) entered into a letter agreement with PXP and FCX (collectively, the “Letter Agreements”) which generally provides that FCX will assume the current employment agreement between the executive and PXP, subject to the amendment and the executive’s waiver of certain provisions thereof and such other terms and conditions set forth in the Letter Agreement. Except as provided in the applicable Letter Agreement, the terms of the current employment agreement between PXP and each of Messrs. Flores, Bourgeois, Talbert and Wombwell otherwise remain unchanged.

Mr. Flores’ Letter Agreement provides that he will serve as the Vice-Chairman of FCX and Chief Executive Officer of the oil and gas business of FCX and as a member of the board of directors of FCX. Mr. Flores’ annual base salary will be no less than the same annual base salary applicable to each of the current Chairman of FCX and the current President and Chief Executive Officer of FCX, as in effect from time to time. Mr. Flores is eligible for an annual incentive award based on an annual target incentive opportunity that is the same as applicable to peer executives of FCX, and participation in incentive compensation and benefit plans applicable to the peer executives of FCX. Mr. Flores’ Letter Agreement provides that he will waive his right to resign from employment with PXP and to receive severance payments or benefits as a result of or in connection with the Merger (including changes to existing employment arrangements) under his current employment agreement with PXP and for purposes of all arrangements which contain any such right or commitments. In addition, Mr. Flores has agreed to take 100% stock consideration in settlement of the stock-settled RSUs that accelerate as a result of the Merger.

The Letter Agreements with each of Messrs. Bourgeois, Talbert and Wombwell provide that the executive will serve as Executive Vice President, Oil & Gas Operations, of FCX. These Letter Agreements provide each of Messrs. Bourgeois, Talbert and Wombwell with the annual base salary to which such individual is currently entitled, eligibility for an annual incentive award as determined by the compensation committee of FCX, and participation in incentive compensation and benefit plans of FCX that are applicable to similarly situated executives of FCX. These Letter Agreements provide that each of Messrs. Bourgeois, Talbert and Wombwell will waive his right to resign from employment with PXP and receive severance payments or benefits in connection with or as a result of the Merger under the executive’s current employment agreement with PXP and for purposes of all arrangements which contain any similar right or commitments. In addition, Messrs. Bourgeois, Talbert, and Wombwell have each agreed to take no less than 75% stock consideration in settlement of the stock-settled RSUs that accelerate as a result of the Merger.

Pursuant to the Letter Agreements, shares of FCX common stock delivered to each of the NEOs in settlement of certain accelerated RSUs will be subject to a holding requirement from the closing date of the Merger through the third anniversary thereof, subject to certain permitted transfers and termination of such holding requirement upon the occurrence of certain events as set forth therein.

The foregoing summary of the Letter Agreements does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Letter Agreements, which are filed as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of December 5, 2012, by and among Plains Exploration & Production Company, Freeport-McMoRan Copper & Gold Inc. and IMONC LLC

10.1	Voting and Support Agreement dated as of December 5, 2012, by and between Plains Exploration & Production Company and Freeport-McMoRan Copper & Gold Inc.

10.2	Letter Agreement, dated as of December 5, 2012, by and among James C. Flores, Plains Exploration & Production Company and Freeport-McMoRan Copper & Gold Inc.

10.3	Letter Agreement, dated as of December 5, 2012, by and among Doss R. Bourgeois, Plains Exploration & Production Company and Freeport-McMoRan Copper & Gold Inc.

10.4	Letter Agreement, dated as of December 5, 2012, by and among Winston M. Talbert, Plains Exploration & Production Company and Freeport-McMoRan Copper & Gold Inc.

10.5	Letter Agreement, dated as of December 5, 2012, by and among John F. Wombwell, Plains Exploration & Production Company and Freeport-McMoRan Copper & Gold Inc.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed business combination transaction between PXP and FCX, FCX plans to file with the SEC a registration statement on Form S-4 that will contain a proxy statement/prospectus to be mailed to the PXP stockholders in connection with the proposed transaction. THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT PXP, FCX, THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY BECOME AVAILABLE. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by PXP and FCX through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of PXP or FCX at the following:

Plains Exploration & Production Company	Freeport-McMoRan Copper & Gold Inc.
700 Milam, Suite 3100 Houston, TX 77002 Attention: Investor Relations Phone: (713) 579-6000 Email: investor@pxp.com	333 N. Central Ave. Phoenix, AZ 85004 Attention: Investor Relations Phone: (602) 366-8400 Email: ir@fmi.com

PARTICIPANTS IN THE SOLICITATION

PXP and FCX, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding directors and executive officers of

PXP is contained in PXP’s definitive proxy statement dated April 13, 2012, which is filed with the SEC. Information regarding FCX’s directors and executive officers is contained in FCX’s definitive proxy statement dated April 27, 2012, which is filed with the SEC. A more complete description will be available in the registration statement and the proxy statement/prospectus.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K regarding the proposed transaction between PXP and FCX, the expected timetable for completing the proposed transaction, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company, and any other statements about PXP or FCX managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These statements are not guarantees of future performance, and there are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction; the ability to obtain the requisite regulatory approvals and satisfaction of the other conditions to consummation of the transaction; the ability to realize anticipated benefits and synergies; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, suppliers, customers and competitors; national, international, regional and local economic, competitive and regulatory conditions and developments; capital and credit markets conditions; the political and economic stability of oil producing nations; energy markets, including changes in the price of certain commodities; environmental conditions; business and regulatory or legal decisions; terrorism; and the other factors described in the Annual Reports on Form 10-K for the year ended December 31, 2011 and other reports filed with the SEC by PXP and FCX. PXP and FCX disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: December 6, 2012
/s/ Nancy I. Williams
Nancy I. Williams Vice President—Accounting, Controller & Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of December 5, 2012, by and among Plains Exploration & Production Company, Freeport-McMoRan Copper & Gold Inc. and IMONC LLC

10.1	Voting and Support Agreement dated as of December 5, 2012, by and between Plains Exploration & Production Company and Freeport-McMoRan Copper & Gold Inc.

10.2	Letter Agreement, dated as of December 5, 2012, by and among James C. Flores, Plains Exploration & Production Company and Freeport-McMoRan Copper & Gold Inc.

10.3	Letter Agreement, dated as of December 5, 2012, by and among Doss R. Bourgeois, Plains Exploration & Production Company and Freeport-McMoRan Copper & Gold Inc.

10.4	Letter Agreement, dated as of December 5, 2012, by and among Winston M. Talbert, Plains Exploration & Production Company and Freeport-McMoRan Copper & Gold Inc.

10.5	Letter Agreement, dated as of December 5, 2012, by and among John F. Wombwell, Plains Exploration & Production Company and Freeport-McMoRan Copper & Gold Inc.